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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported)May 12, 1998

                         U.S. PLASTIC LUMBER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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        Nevada                                       3080                           87-0404343
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(State of incorporation                 (Primary Standard Industrial              (I.R.S. Employer
    /organization)                       Classification Code Number)             Identification No.)
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           2300 W. Glades Road, Suite 440 W, Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: 561-394-3511

Former Name or Former Address if Changed Since Last Report: Not Applicable.


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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

(a) On May 12, 1998, the Registrant entered into a Plan of Merger Agreement with Cycle Masters, Inc. ("CMI"). The consideration under the Plan of Merger was $1,600,000 in cash, 200,000 shares of non-registered common stock, par value $.0001, of U.S. Plastic Lumber Corporation, and a Promissory Note in the amount of $250,000 at an interest rate of 8.5%, interest only payments for one year with the principal being due one year from date of Closing. The Registrant also executed a Lease to use the building and property upon which the business operates from the principal shareholder of CMI, James P. Cole, for a term of five years at an initial monthly rental of $2,000 per month. The building consists of approximately 15,600 sq. ft. and is located on 7.5 acres.

The amount of consideration was determined by a number of factors, including but not limited to, an independent appraisal of the business value of CMI utilizing traditional business valuation formulas, the vertical integration aspects the Registrant believes will be derived from this merger, the skill and expertise of the management team being acquired, and the goodwill of the customer base being acquired. All negotiations relative to all transactions hereunder were accomplished in an arms length manner.

The shareholders of CMI were James P. Cole and Scott House. Neither individual had any relationship with the Registrant prior to this merger, other than as a competitor of the Registrant.

The funding used by the Registrant was derived from cash on hand of the Registrant plus cash available from the Registrant's credit line facility with its Bank, PNC Bank of Delaware.

(b) The business of CMI is the manufacture and sale of plastic lumber made from 100% recycled materials. The business is operated in a facility in Sweetser, Indiana consisting of approximately 15,600 sq. ft. located on approximately 7.5 acres. The business operates with three plastic extrusion lines. The Registrant intends to continue to devote the assets for the purposes currently used by CMI.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable

ITEM 5. OTHER EVENTS

Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The financial statements of Cycle Masters, Inc. are not included in this filing and shall be submitted no later than 60 days from the date of filing this Form 8K.

ITEM 8. CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

Not Applicable.

EXHIBITS

2. Plan of Merger Agreement with Cycle Masters, Inc.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.



                                          U.S. Plastic Lumber Corporation
                                                    (Registrant)




Date:                                   By: /s/ Bruce C. Rosetto
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                                            Bruce C. Rosetto, Vice President and
                                            General Counsel/Secretary